UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

 December 3, 2014

Saleen Automotive, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation)

333-176388	45-2808694
(Commission File Number)	(IRS Employer Identification No.)

2375 Wardlow Road

Corona, CA 92882

(Address of Principal Executive Offices and zip code)

(800) 888-8945

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

On December 5, 2014, we entered into a Securities Purchase Agreement dated December 3, 2014 (the “SPA”) with Rock Capital, LLC (“Rock”), pursuant to which we issued to Rock two 8% convertible notes each in the principal amount of $30,500 (increasing by 10% if not paid at maturity) (the “Notes”). The Notes were issued at a 5% original issue discount such that the consideration provided for each Note was $28,975. We issued the first Note to Rock in consideration of Rock’s payment to us of cash, and we issued the second Note to Rock in consideration of Rock’s issuance to us of an offsetting note in the principal amount of $30,500. The offsetting note is secured by a pledge of the Notes we issued to Rock. Rock is not permitted to convert the second Note until it fully pays and satisfies its obligations under its offsetting note. We agreed to pay Rock’s legal expenses in the amount of $1,750, and to pay Rock’s other expenses in connection with the transaction. Each Note bears interest at 8% (24% during the occurrence of an event of default) and matures on October 14, 2015.

The principal amount of each Note is convertible commencing on the 180th day following the date of the issuance of the Note into shares of our common stock at a conversion price equal to the greater of (a) 58% (48% if the Depository Trust Company places a “Chill” on our shares of common stock) of the average of the lowest two trading prices for our common stock during the 18 trading day period ending on the conversion date, and (b) $0.00005. Each Note prohibits the holder from converting the Note if after such conversion the holder and its affiliates would beneficially own more than 9.9% of our outstanding common stock.

We may prepay the Notes, provided that if we prepay the Notes within 90 days of the issuance date, we are required to pay 125% of the face amount plus accrued interest, and if we prepay from the 91st day through the 180th day after the issuance date, we are required to pay 145% of the face amount plus accrued interest. We may not prepay the Notes 180 days after issuance. Upon a change in control of our company, at Rock’s request we are required to redeem each Note for 150% of the face amount plus accrued interest, or Rock may elect to convert outstanding principal and interest into shares of our common stock in accordance with the conversion provisions of each Note.

We agreed that until all of our obligations under the Notes are paid in full, we are required to reserve 6,500,000 shares of our authorized but unissued Common Stock. In accordance with the SPA, we issued an irrevocable letter of instruction to our transfer agent to reserve 6,500,000 shares of our Common Stock, subject to increases, from time to time, by written instructions to our transfer agent by Rock and us.

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The following constitute events of default under the Notes: our failure to pay any amount under the Notes when due; any of our representations or warranties under the transaction documents was false or misleading in any respect; our breach of any covenant under the Notes; the occurrence of a bankruptcy event with respect to our company; the filing or entry of a judgment against us for more than $50,000, which remains unpaid, unvacated, unbonded or unstayed for a period of 15 days; the cessation of the eligibility of our common stock for quotation on at least one over-the-counter market or a securities exchange; our failure to deliver certificates representing shares of our common stock upon the conversion of the Notes as required thereunder; our failure, or the cessation of our obligation, to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended; our common stock has a closing bid price of less than $0.02 per share for at least 5 consecutive trading days; the aggregate dollar trading volume of our common stock is less than $50,000 in any 5 consecutive trading days; and our loss of a “bid” price for our stock and a market (including the OTCBB marketplace or other exchange). Upon the occurrence of an event of default, which has not been cured within 5 days, Rock may declare all amounts due under the Notes immediately due and payable and interest shall accrue at a default interest rate of 24%. Upon our failure to deliver shares four days after conversion of the Notes, we will incur a penalty of $250 per day, increasing to $500 per day from and after the 10th day, until we deliver such shares. Upon our loss of a “bid” price for our stock and a market (including the OTCBB marketplace or other exchange), the principal due under the Notes shall increase by 20%. Upon our stock being delisted from a market (including the OTCQB marketplace) or, if our Common Stock trades on an exchange and is suspended for more than 10 days, the principal due under the Notes shall increase by 50%.

On December 5, 2014, we issued a 10% Convertible Note dated December 2, 2014 (the “10% Note”) to JSJ Investments Inc. (“JSJ”) in the principal amount of $50,000. The 10% Note bears interest at 10% per annum (20% per annum if not paid when due) and is payable upon JSJ’s demand at any time on or after June 2, 2015. Until 120 days after the issuance date, the 10% Note will have a redemption premium of 135% of the principal amount and may be prepaid without the holder’s consent, and thereafter through the maturity date, a redemption premium of 150% of the principal amount, provided that JSJ must approve such pre-payment.

Amounts due under the 10% Note are convertible into shares of our common stock at the lower of 58% of the lowest trading price of our common stock during the 20 trading day period prior to (i) the conversion date and (ii) the execution date. At no time will the conversion price be lower than $0.00001. If we fail to issue shares within three business days after receipt of a conversion notice, and for each five business day period thereafter, we are required to issue additional shares equal to 25% of the shares issuable upon such conversion notice.

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We agreed to pay JSJ’s legal expenses in the amount of $1,000, and to pay JSJ’s other expenses in connection with the transaction in the amount of $5,000. We also agreed that we would not take the following actions without JSJ’s written consent: declare or pay any dividend or distribution solely in the form of additional shares of common stock; redeem or repurchase shares of capital stock; or dispose of a significant portion of our assets outside the ordinary course of business.

We agreed that until all of our obligations under the 10% Note are paid in full, we will reserve shares of our authorized but unissued Common Stock equal to three (3) times the number o shares necessary to convert the total principal and unpaid interest. In accordance with the 10% Note, we issued an irrevocable letter of instruction to our transfer agent to reserve 13,000,000 unregistered shares.

The following constitute events of default under the 10% Note: failure for 10 days to pay due and payable interest or default interest; failure to pay principal when due; failure for 30 days after notice to comply with any material provision of the 10% Note; breach of covenants, warranties or representations by our company; the cessation of our operations or the operations of a material subsidiary; or any bankruptcy event. Upon the occurrence of an event of default the holder may declare the 10% Note immediately due and payable.

On December 9, 2014, we entered into a Convertible Note dated December 3, 2014 with Vista Capital Investments, LLC (“Vista”), pursuant to which we issued to Vista a 12% convertible note in the principal amount of $250,000 (the “12% Note”) of which Vista paid $40,000 of initial consideration (the “Consideration”). The 12 Note was issued at a 10% original issue discount such that the Consideration initially provided was $36,000. The 12% Note matures two years from the date of each payment of Consideration received from Vista and such maturity date may be extended at the option of Vista so long as an event of default has not occurred. Further, upon 10 business days’ notice to Vista we may prepay the 145% of the outstanding balance under the note at any time. We agreed to notify Vista of our issuance of any security with more favorable terms and, at Vista’s option, the 12% Note will automatically be amended to include such terms.

The principal amount and accrued and unpaid interest is convertible at any time and at the sole option of Vista following the date of the issuance into shares of our common stock at a conversion price equal to the greater of (a) 60% (50% if we’re not DWAC/FAST eligible) of the lowest trade occurring during the twenty five (25) consecutive trading days immediately preceding the applicable conversion date on which Vista elects to convert all or part of this 12% Note, and (b) $0.00005. However, if the conversion price is less than $0.01, the principal amount of the 12% Note shall increase by $10,000 and the conversion price shall be redefined to equal the lesser of (a) $0.025 or (b) 50% of the lowest trade occurring during the twenty five (25) consecutive trading days immediately preceding the applicable conversion. The 12% Note prohibits the holder from converting principal and interest if after such conversion the holder and its affiliates would beneficially own more than 4.99% of our outstanding common stock.

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We agreed that until all of our obligations under the 12% Note are paid in full, we will reserve common shares at the higher of (a) three (3) times the full number of shares of our common stock issuable upon conversion of all outstanding amounts under this 12% Note or (b) 30,000,000 shares of our authorized but unissued common stock. In accordance with the Note, we issued an irrevocable letter of instruction to our transfer agent to reserve at least 30,000,000 shares of our common stock, subject to increases, from time to time, by written instructions to our transfer agent by Vista and us.

The following constitute events of default under the 12% Note: our failure to pay any amount under the 12% Note when due; our failure to deliver certificates representing shares of our common stock within two (2) days from receipt of conversion notice from Vista; the occurrence of a bankruptcy or liquidation event with respect to our company; our common stock is suspended or delisted for trading on the Over the Counter Bulletin Board; our loss of DTC eligibility; our loss of our ability to deliver shares via “DWAC/FAST” electronic transfer; or we become late or delinquent in our filing requirements as a fully-reporting issuer registered with the SEC. Upon the occurrence of an event of default, the outstanding balance shall immediately increase to 120% of the outstanding balance (including unpaid and accrued interest) immediately prior to the occurrence of the event of default (the “Default Effect”). In addition, upon our failure to deliver shares two (2) days after receipt of a conversion notice from Vista, the original principal amount of the Consideration outstanding under the 12% Note shall increase by $2,000 per day until cured. If we fail to maintain our status as DTC Eligible, the Consideration outstanding under the 12% Note shall increase by $10,000 and the conversion price shall be redefined to equal the lesser of (a) $0.025 or (b) 50% of the lowest trade occurring during the twenty five (25) consecutive trading days immediately preceding the applicable conversion date on which Vista elects to convert all or part of this Note. If we fail for any reason to deliver shares to Vista by DWAC/FAST electronic transfer and Vista incurs a Market Price Loss, as defined in the agreement, then at any time subsequent to incurring the loss Vista, at their option, may provide notice indicating such loss and we must make Vista whole based on a set formula, as defined in the agreement. The Default Effect shall automatically apply upon the occurrence of an event of default without the need for any party to give any notice or take any other action.

On December 3, 2014, we entered into a Securities Purchase Agreement dated October 14, 2014 (the “SPA”) with Coventry Enterprises, LLC (“Coventry”), pursuant to which we issued to Coventry two 8% convertible notes each in the principal amount of $62,500 (increasing by 10% if not paid at maturity) (the “Notes”). The Notes were issued at a 5% original issue discount such that the consideration provided for each Note was $59,375. We issued the first Note to Coventry in consideration of Coventry’s payment to us of cash, and we issued the second Note to Coventry in consideration of Coventry’s issuance to us of an offsetting note in the principal amount of $62,500. The offsetting note is secured by a pledge of the Notes we issued to Coventry. Coventry is not permitted to convert the second Note until it fully pays and satisfies its obligations under its offsetting note. We agreed to pay Coventry’s legal expenses in the amount of $3,500, and to pay Coventry’s other expenses in connection with the transaction. Each Note bears interest at 8% (24% during the occurrence of an event of default) and matures on December 3, 2015.

5

The principal amount of each Note is convertible commencing on the 180th day following the date of the issuance of the Note into shares of our common stock at a conversion price equal to the greater of (a) 58% (48% if the Depository Trust Company places a “Chill” on our shares of common stock) of the average of the lowest two trading prices for our common stock during the 18 trading day period ending on the conversion date, and (b) $0.00005. Each Note prohibits the holder from converting the Note if after such conversion the holder and its affiliates would beneficially own more than 9.9% of our outstanding common stock. As of the date of issuance and assuming that Coventry had the right to convert each Note, each Note would have been convertible into approximately 2,259,221 shares of our common stock.

We may prepay the Notes, provided that if we prepay the Notes within 120 days of the issuance date, we are required to pay 125% of the face amount plus accrued interest. We may not prepay the Notes 120 days after issuance. Upon a change in control of our company, at Coventry’s request we are required to redeem each Note for 150% of the face amount plus accrued interest, or Coventry may elect to convert outstanding principal and interest into shares of our common stock in accordance with the conversion provisions of each Note.

We agreed that until all of our obligations under the Notes are paid in full, we will reserve common shares of shares of our common stock issuable upon conversion of 12,000,000 shares of our authorized but unissued common stock. In accordance with the Note, we issued an irrevocable letter of instruction to our transfer agent to reserve 12,000,000 shares of our common stock, subject to increases, from time to time, by written instructions to our transfer agent by Coventry and us.

6

The following constitute events of default under the Notes: our failure to pay any amount under the Notes when due; any of our representations or warranties under the transaction documents was false or misleading in any respect; our breach of any covenant under the Notes; the company becomes insolvent, makes an assignment for the benefit of creditors or commence proceedings for its dissolution, applies for or consents to appointment of trustee, liquidator or receiver, or occurrence of a bankruptcy event with respect to our company; a trustee, liquidator or receiver is appointed for the company and is not discharged within sixty (60) days after appointment; any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the company; the filing or entry of a judgment against us for more than $250,000, which remains unpaid, unvacated, unbonded or unstayed for a period of 15 days; the cessation of the eligibility of our common stock for quotation on at least one over-the-counter market or a securities exchange; our failure to replenish the reserve of shares provided under the Notes, our common stock has a closing bid price of less than $0.02 per share for at least 5 consecutive trading days; our loss of the “bid” price for our common stock; our failure to deliver certificates representing shares of our common stock upon the conversion of the Notes as required thereunder; and our failure, or the cessation of our obligation, to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended. Upon the occurrence of an event of default, which has not been cured within 5 days, Coventry may declare all amounts due under the Notes immediately due and payable. Upon our failure to deliver shares four days after conversion of the Notes, we will incur a penalty of $250 per day, increasing to $500 per day from and after the 10th day, until we deliver such shares. Upon our loss of a bid price for our common stock and a market (including the OTCBB marketplace or other exchange), the outstanding principal amounts shall increase by 20%. Upon an event where we are delisted from a market (including the OTCQB marketplace) or, if trading of our common stock ceases for more than 10 consecutive days, the outstanding principal amounts shall increase by 50%.

Prior to the issuance of the aforementioned notes, we had no material relationship with Rock, Coventry or Vista. We have previously entered into a promissory note with JSJ under similar terms as noted above.

We issued the notes in private placements exempt from the registration requirements of the Securities Act of 1993, as amended, to accredited investors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALEEN AUTOMOTIVE, INC.

Date: December 15, 2014	By:	/s/ David Fiene
David Fiene
Chief Financial Officer

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